UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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ING MUTUAL FUNDS
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ING EMERGING MARKETS EQUITY DIVIDEND FUND

(formerly, ING Greater China Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

January 29, 2013

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund) (the “Fund”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Fund. The Special Meeting is scheduled for 10:00 A.M., Local time, on March 12, 2013, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of the Fund will be asked to approve an investment sub-advisory agreement with ING Investment Management Advisors, B.V. which will not increase the expenses of the Fund.

 Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than March 11, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

 ING EMERGING MARKETS EQUITY DIVIDEND FUND

(formerly, ING Greater China Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for March 12, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund) (the “Fund”) is scheduled for 10:00 A.M., Local time on March 12, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked:

1.              To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors, B.V. on behalf of the Fund; and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on December 19, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than March 11, 2013, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

January 29, 2013

PROXY STATEMENT

January 29, 2013

ING EMERGING MARKETS EQUITY DIVIDEND FUND

(formerly, ING Greater China Fund)

(A series of ING Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

Scheduled for March 12, 2013

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on March 12, 2013

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/ing

INTRODUCTION

What is happening?

On September 6, 2012, the Board of Trustees (the “Board”) of ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund) (the “Fund”) terminated the Fund’s prior sub-advisory agreement with ING Investment Management Asia Pacific (Hong Kong) Limited (“IIM Asia Pacific”) and approved the appointment of ING Investment Management Advisors B.V. (“IIMA”) as the sub-adviser to the Portfolio pursuant to an interim sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”) and IIMA (the “Interim Sub-Advisory Agreement”), effective November 15, 2012.  The Interim Sub-Advisory Agreement will be in effect for the 150-day period commencing on November 15, 2012 or until shareholder approval of a proposed “permanent” sub-advisory agreement (“Proposed Sub-Advisory Agreement”) is obtained.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for the Fund. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposals are being considered at the Special Meeting?

At the special meeting of shareholders (the “Special Meeting”), shareholders are being asked to approve a sub-advisory agreement between ING Investments and IIMA.

Who is eligible to vote?

Shareholders holding an investment in shares of the Fund as of the close of business on December 19, 2012 (the “Record Date”) are eligible to vote.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at (888) 605-1957. (See “General Information” for more information on the Proxy Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on March 12, 2013, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Fund at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Who are the affiliated service providers to the Fund?

ING Investments, an Arizona limited liability company, serves as adviser to the Fund. ING Investments has overall responsibility for the management of the Fund and oversees all investment advisory and portfolio management services. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:  ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.  ING Investments became an investment management firm in April 1995. As of June 30, 2012, ING Investments managed approximately $45.6 billion in assets. For fiscal year ended October 31, 2012, ING Investments received $350,660 in advisory fees from the Fund.

ING Funds Services, LLC (“IFS”), an affiliate of ING Investments, serves as the administrator to the Fund. IFS is a Delaware limited liability company. For fiscal year ended October 31, 2012, IFS received $30,491 in administrative fees from the Fund.

ING Investments Distributor, LLC (“IID”), an affiliate of ING Investments, serves as the principal underwriter and distributor to the Fund. IID is a Delaware limited liability company. For fiscal year ended October 31, 2012, IID received $107,285 in distribution fees from the Fund.

[During fiscal year ended October 31, 2012, the Fund did not pay commissions to affiliated brokers.] The principal office for ING Investments, IFS, and IID is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL ONE

What is Proposal One?

On September 6, 2012, the Board approved the termination of the Fund’s prior sub-advisory agreement with IIM Asia Pacific and approved the appointment of IIMA as the sub-adviser to the Fund pursuant to an interim sub-advisory agreement effective November 15, 2012 (the “Interim Sub-Advisory Agreement”) which is effective for a 150 day period. Shareholders of the Fund are being asked to approve a new sub-advisory agreement between the Fund and IIMA (the “Proposed Sub-Advisory Agreement”) so that IIMA can continue to serve as the sub-adviser to the fund beyond the 150 day period. ING Investments and not the Fund will be responsible for paying any sub-advisory fees due under the Proposed Sub-Advisory Agreement.

Who is the current and proposed sub-adviser?

IIMA serves as the sub-adviser to the Fund pursuant to the Interim Sub-Advisory Agreement. If shareholders approve Proposal One, IIMA will serve as the sub-adviser pursuant to the Proposed Sub-Advisory Agreement.

IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of June 30, 2012, IIMA had approximately $2.5 billion in assets under management.

Who was the sub-adviser?

IIM Asia Pacific served as sub-adviser from its inception in 2005 until the termination of its sub-advisory agreement effective November 15, 2012. IIM Asia Pacific is an indirect, wholly-owned subsidiary of ING Groep. IIM Asia Pacific is registered with the SEC as an investment adviser. IIM Asia Pacific operates under the collective management of ING Investment Management. The principal address of IIM Asia Pacific is Level 81, International Commerce Centre, 1 Austin Road, West Kowloon, Hong Kong. As of [], IIM Asia Pacific had over $[] billion assets under management.

Why is a new sub-advisory agreement proposed?

While sub-advised by IIM Asia Pacific under its former greater China investment strategy, the Fund failed to achieve sufficient scale. As of July 31, 2012, the Fund had only $29.0 million in assets. In light of the Fund’s scale and recent turnover in the portfolio management team, ING Investments was concerned with the long-term viability of the Fund under the greater China investment strategy. In response, ING Investments proposed, and the Board approved, the Interim Sub-Advisory Agreement as well as changes in the name, investment objective, and principal investment strategies of the Fund effective November 15, 2012. Those changes are described in more detail below. The Interim Sub-Advisory Agreement will expire on April 12, 2013. Shareholders are being asked to approve the Proposed Sub-Advisory Agreement so IIMA may continue to serve as sub-adviser beyond April 12, 2013.

How will Proposal One, if approved, affect the management of the Fund?

As discussed above, the day-to-day management of the Fund is currently provided by IIMA pursuant to the Interim Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement is approved, IIMA would continue to serve as sub-adviser and provide the day-to-day management pursuant to the Proposed Sub-Advisory Agreement. ING Investments would continue to be responsible for monitoring the investment program and the performance of IIMA.

The following individuals are jointly responsible for the day-to-day management of the Fund:

Robert Davis, Portfolio Manager, is a Senior Emerging Markets Investment Analyst with the Global Research Team. Mr. Davis specializes in the telecommunications sector. He joined IIMA in 2011 and prior to that he was with a boutique broker, Bryan Garnier from 2007 to 2011. Prior to that, he was with Lehman Brothers’ from 2000 to 2007.

Nicolas Simar, Portfolio Manager, is Head of the Value Team in the Equity Investments department and is responsible for the value strategies. Mr. Simar also manages the Euro High Dividend Strategy. He started his career at the Banque Bruxelles Lambert Asset Management in 1996 (now part of ING) as an investment manager of fixed-income.

Manu Vandenbulck, Portfolio Manager, is lead Investment Manager of the Emerging Markets High Dividend Strategy. Mr. Vandenbulck co-manages the Europe High Dividend Strategy (focusing on the non-euro zone countries) and assists in managing the Euro High Dividend Strategy. He joined IIMA in 2001.

Were there changes in name of the Fund, its investment objective, and principal investment strategies?

Yes, changes were made to the name of the Fund, its investment objective, and principal investment strategies in connection with the termination of IIM Asia Pacific and the appointment of IIMA pursuant to the Interim Sub-Advisory Agreement. The Board approved these changes which became effective on November 15, 2012.

The Fund’s name was changed from ING Greater China Fund to ING Emerging Markets Equity Dividend Fund. The Fund’s investment objective was changed from seeking “long-term capital appreciation” to seeking “total return through a combination of income, capital gains, and capital appreciation.” IIM Asia Pacific’s core greater China strategy was replaced with IIMA’s actively-managed emerging market equity dividend strategy. The Fund’s primary benchmark was changed from the MSCI All Country Golden Dragon Index to the MSCI Emerging Markets Index in an effort to represent the investment strategy implemented by IIMA.

These changes are detailed in a supplement to the Fund’s current prospectus dated September 12, 2012, which was mailed to shareholders. No additional changes to the Fund, its investment objectives, or principal investment strategies are anticipated in connection with Proposal One.

Current Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Equity securities shall be considered as dividend producing generally with reference to their historical practices in paying dividends. The sub-adviser (“Sub-Adviser”) defines an issuer in an emerging market country as one that meets one or more of the following factors:  (1) whose principal securities trading markets are in emerging market countries; (2) that derives at least 50% of its total revenue or profit from either goods produced or sold, investments made or services performed in emerging market countries; (3) that has at least 50% of its assets in emerging market countries; or (4) that is organized under the laws of, or with principal offices in, emerging market countries.

 An emerging market country includes any country which is presently in the MSCI® Emerging Markets Index, the Emerging Market Database of Standard and Poor’s (“S&P”), or the Dow Jones Emerging Markets Total Stock Market IndexSM, or those countries which generally are considered to be emerging market countries by the international financial community such as the World Bank or International Monetary Fund. For example, emerging market countries may include:  Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

 The Fund normally expects that its assets will be invested across a broad range of emerging market countries, industries, and market sectors. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and exchange-traded funds.

 The Fund may invest in derivative instruments including swaps, futures, and options on equity securities and/or international, regional or country indices for risk management, investment or liquidity purposes.

 The Fund may also invest in equity securities that do not pay dividends if they are believed to represent an attractive opportunity or for risk management purposes, and may retain equity securities of companies that formerly paid dividends but ceased doing so. In addition, the Fund may invest up to 20% of its assets in the equity securities of issuers in countries which are not considered emerging markets.

 The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. During the security selection process, the Sub-Adviser will begin by screening more than 750 equity securities that make up an emerging market equity universe. A quantitative screen ranks stocks that meet certain proprietary criteria that may include dividend yield, market capitalization and liquidity, among other criteria. Once this screening process is complete, the Sub-Adviser will evaluate a number of fundamental factors, including earnings, capital structure, dividend growth and credit ratings. Under normal market conditions, the Fund will invest in approximately 60 to 120 equity securities, seeking to reduce the Fund’s exposure to individual stock and country risk. The Sub-Adviser selects securities for the Fund’s portfolio through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis. The Sub-Adviser may select equity securities that do not meet all of these criteria if they are believed to represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser may also change its position in an equity security if it believes there has been deterioration in the outlook for the sustainability of the dividends or the general earnings growth prospects of a company held in the Fund’s portfolio.

 The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

 The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

 The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Current Principal Risks

The following outlines the principal risks of investing in the Fund under the current investment strategies. You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

 Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management,

financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

 Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

 Credit. Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

 Currency. To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

 Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

 Dividend. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

 Foreign Investments/Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to:  smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

 Interest Rate. With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

 Investment Model. The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

 Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

 Market Capitalization. Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

 Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

 Securities Lending. Securities lending involves two primary risks:  “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

What were the changes to the Fund’s fee structure due to the appointment of IIMA as Sub-Adviser?

In connection with the appointment of IIMA under the Interim Sub-Advisory Agreement and in order to align the Fund’s expense ratio with the median expense ratio of its peers under the current emerging market strategy, ING Investments agreed to reduce the advisory fee as follows effective November 15, 2012:

Advisory Fee prior to 11/15/12	Advisory Fee after 11/15/12
1.15% on the first $100 million of assets; 1.05% on the next $150 million of assets; and 0.95% on assets in excess of $250 million.	1.00% on the first $100 million of assets; 0.90% on the next $150 million of assets; and 0.80% on assets in excess of $250 million.

In addition, ING Investments has contractually agreed to further waive a portion of the management fee through March 1, 2014. Effective November 15, 2012, the Adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2013. This obligation will not continue after March 1, 2013. Any fees waived pursuant to this obligation shall not be eligible for recoupment. In addition, effective March 2, 2013, the Adviser will be contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the Adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

What are the terms of the Proposed Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix A.

Fees. Sub-Advisory fees are paid by ING Investments and not the Fund. The sub-advisory fee payable pursuant to the Proposed Sub-Advisory Agreement would be as follows:  0.50% on the first $100 million of average daily net assets; 0.45% on the next $150 million of average daily net assets;

and 0.40% in excess of $250 million of average daily net assets. Appendix B provides information on the compensation paid to IIMA by investment companies with similar investment objectives.

Services. The Proposed Sub-Advisory Agreement appoints IIMA to act as the investment sub-adviser and manager to Fund and provide its services in accordance with Fund’s investment objective, policies, and restrictions as stated in its Registration Statement. Specifically, subject to the supervision of the Board and ING Investments, IIMA will provide a continuous investment program for the Fund and determine in its discretion the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Fund. IIMA will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. From time to time, at the request of the Manager, IIMA will cooperate with and assist a Transition Manager, hired by the Manager, when the Fund’s portfolio is part of a larger transition of assets, provided that IIMA will continue to have full discretion with respect to the Fund’s investment portfolio. To the extent permitted by the investment policies of the Fund, IIMA shall make decisions for the Fund as to foreign currency matters.

Limitation of Liability. The Proposed Sub-Advisory Agreement provides that IIMA, any affiliated person of IIMA, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls IIMA:  (1) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to IIMA by another entity and shall incur no liability in relying on such information; and (2) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of IIMA’s duties, or by reason of reckless disregard of IIMA’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by:  (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The prior agreement with IIM Asia Pacific provided for the same terms with respect to term and continuation as the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated with respect to Fund:  (1) by ING Investments at any time, upon sixty days’ written notice to the IIMA and ING Mutual Funds; (2) at any time without payment of any penalty by ING Mutual Funds, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of Fund, upon sixty days’ written notice to ING Investments and IIMA; or (3) by IIMA upon three months’ written notice unless ING Mutual Funds or ING Investments requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested, not to exceed three additional months beyond the initial three-month notice period; provided, however, that IIMA may terminate the Proposed Sub-Advisory Agreement at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep, or in the event that IIMA does not receive compensation for its services from ING Investments or ING Mutual Funds as required by the terms of the Proposed Sub-Advisory Agreement. The prior sub-advisory agreement with IIM Asia Pacific contained an identical provision with respect termination.

What was the process of selecting IIMA as the Sub-Adviser?

ING Investments did not perform a search that included unaffiliated sub-advisers in connection with recommending the appointment of IIMA as sub-adviser to the Fund once ING Investments determined that IIMA is highly qualified to serve in that capacity.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its September 6, 2012, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that shareholders vote “FOR” Proposal One to appoint IIMA as Sub-Adviser and implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on September 6, 2012, the Board, including a majority of the Independent Trustees, determined to:  (1) terminate IIM Asia Pacific as sub-adviser to the Fund effective November 15, 2012; (2) appoint IIMA as sub-adviser to the Fund; (3) approve the Interim Sub-Advisory agreement with IIMA that became effective on November 15, 2012, under which IIMA would serve as the sub-adviser to the Fund and provide day-to-day management services to the Fund for a period of up to 150 days; and (4) approve a new sub-advisory contract (“Sub-Advisory Contract”) with IIMA under which it would continue to serve as sub-adviser to the Fund upon expiration of the 150 day period of the Interim Agreement, pending shareholder approval of Proposal One.  The Interim Agreement was put into place to bridge the period between the termination of IIM Asia Pacific and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Proposed Sub-Advisory Agreement.

In determining whether to approve the Interim Agreement and the Proposed Sub-Advisory Agreements (together, the “Sub-Advisory Agreements”) with IIMA, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with IIMA should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreements with IIMA included the following:  (1) IIMA’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) ING Investments’ rationale for appointing IIMA as the sub-adviser to the Fund, including the turnover in the portfolio management teams for IIM Asia Pacific with respect to the Fund and the anticipated sale of IIM Asia Pacific, (b) the performance of IIMA in managing the ING (L) Invest Emerging Markets High Dividend strategy (the “IIMA Strategy”), which is managed in an investment style that is similar to its proposed management of the Fund, and (c) IIMA’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of IIMA; (4) IIMA’s responses to inquiries from K&L Gates LLP, counsel to the Non-Interested Trustees; (5) supporting documentation, including copies of the form of the Proposed Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage IIMA, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following:  (1) the view of ING Investments with respect to the reputation of IIMA as a manager to other portfolios in the ING Fund Complex; (2) the strength and reputation of IIMA in the industry; (3) the nature, extent, and quality of the services to be provided by IIMA under the Proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIMA and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by IIMA and the projected profitability to IIMA of the Proposed Sub-Advisory Agreement; (6) the costs for the services to be provided by IIMA, including that the management fee rate would not change upon the appointment of IIMA; (7) the sub-advisory fee rate payable by ING Investments to IIMA; (8) IIMA’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of IIMA in light of the Fund’s investment objective and investor base; and (10) IIMA’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code. In addition, the Board considered that ING Investments or its affiliates agreed to bear the costs associated with this proxy solicitation and that the Fund would bear any transition costs.

After its deliberation, the Board reached the following conclusions: (1) IIMA should be appointed to serve as sub-adviser to the Fund under the Proposed Sub-Advisory Agreement with ING Investments; (2) the sub-advisory fee rate payable by ING Investments to IIMA is reasonable in the context of all factors considered by the Board; and (3) IIMA maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s CCO that IIMA’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed Sub-Advisory Agreement by shareholders of the Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of:  (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. All shareholders of all classes of shares of the Fund will vote together as a single class on Proposal One.

What happens if shareholders do not approve the Proposal?

If the shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement with IIMA, the Fund will continue to be managed by IIMA under the Interim Sub-Advisory Agreement until no later than April 12, 2013. In this event, the Board will consider other appropriate action, which may include, among other things, appointment of a different Sub-Adviser, or direct management by ING Investments.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Fund’s shareholders.

How is my proxy being solicited?

The Fund has retained D.F. King (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $15,300 which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (800) 605-1957. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the ING Mutual Funds a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of one-third of the outstanding shares entitled to vote, in person or represented by proxy, constitutes a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the Fund at the close of business on December 19, 2012 (the “Record Date”) will be entitled to be present and give voting instructions for the Fund at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Card must be received no later than 5:00 p.m. on March 11, 2013. Appendix D sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

If there are insufficient votes to approve any Proposal or for any other reasons permitted by the organizational documents of ING Mutual Funds and applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

To the knowledge of the Adviser, as of December 19, 2012, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Fund.

Appendix E hereto lists the persons that, as of December 19, 2012 owned beneficially or of record 5% or more of the outstanding shares of any class of Fund.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding”?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch

Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Proxy Solicitation?

The Fund will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

January 29, 2013

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A:  FORM OF SUB-ADVISORY AGREEMENT

This AGREEMENT, made [Date], between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, ING Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

WHEREAS, the Board of Trustees has authorized the Manager to enter into an Agreement with the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.     Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-

Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.     Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Series’ portfolio and determine in its discretion the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. From time to time, at the request of the Manager, the Sub-adviser will cooperate with and assist a Transition Manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Trusts’ custodian authority to administer daily foreign currency exchange transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and which apply to the duties of the Sub-Adviser, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for the Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the administrator for the Trust in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 15th day following the end of the Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b) (7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each month by the 10th business day of the following month:

1)    Report on Brokerage Commissions and Soft Dollar Usage.

2)    Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act.

3)    Report on Illiquid and Restricted Securities held in each portfolio.

4)    Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)   The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, the Series’ investment books and records maintained by the Sub-Adviser (which shall not include the books and records maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority over the Trust, the Manager or the Sub-Adviser any information or reports not readily available at the custodian or the portfolio accounting agent in connection with the services provided hereunder in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)   The Sub-Adviser will provide reports to the Manager for the Trust’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)   With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Trust as outlined in the prospectus, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Trust or series of the Trust, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Trust or series of the Trust, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Trust and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.     Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the Affiliated Service Provider’s primary consideration in effecting a transaction will be to obtain the best execution for the Trust(s), determined in consultation with the Manager, which will generally include, among other factors, price and costs (including the applicable commission or spread), the size and nature of the order, and the speed and likelihood of execution and settlement. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers that participate in commission recapture programs benefiting the Trust, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Trust shares. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.     Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II annually or upon a material change or update.

5.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.

6.     Compensation. For the services provided to the Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreements, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreements when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this

Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreements and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.     Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques and policies and procedures reasonably designed to prevent violations of the federal securities laws as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Manager further agrees to notify the Sub-Adviser promptly of any material fact known to the Manager, respecting or relating to the Manager, that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

8.     Books and Records. The Trust and the Manager, or an investment adviser designated by the Manager, shall have access at all reasonable times and on reasonable notice to all records relating to the Trust maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender copies of any such records to the Funds promptly upon such Trust’s request provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

9.     Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

10.  Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

11.  Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-

Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser, (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, (2) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to the Sub-Adviser by another entity and shall incur no liability in relying on such information, and (3) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Trust, the Manager, any affiliated person of the Manager, and any controlling person of the Manager (and Trust and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)         The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.       Duration and Termination.

With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more of the Series covered by this Agreement:  (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep N.V., or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

Upon termination for any reason, the Sub-Adviser shall forthwith deliver to the Trust all original written records of the Trust where possible and copies of said records if originals are not available. Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(a)         Notices.

Except as otherwise provided, any notice given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any notice if sent by means of electronic communication shall be deemed to have been received upon express acknowledgement, and notice delivered by hand or sent by internationally recognized overnight courier service shall be deemed to have been received at the time of delivery to the applicable address set forth below or at such other address as a party may from time to time specify in writing to the other party.

If to the Trust:

ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15

The Hague, The Netherlands

Attention:  Iwan Brouwer

17.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Trust. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

18.       Miscellaneous.

(a)         This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)         The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreements.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)         This Agreement may be assigned by any party only with the prior written consent of the other parties.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)          This Agreement may be executed in counterparts.

APPENDIX B:  COMPENSATION PAID TO IIMA BY INVESTMENT
COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which IIMA serves as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of such investment companies most recently completed fiscal year end.

Fund	Annual Rate of Compensation (as a percentage of average daily net assets)	Net Assets (in millions)
ING Asia Pacific High Dividend Equity Income Fund
ING Emerging Markets High Dividend Equity Fund
ING International High Dividend Equity Income Fund
Emerging Markets Debt Fund
Emerging Markets Debt Fund

APPENDIX C:  PRINCIPAL EXECUTIVE OFFICERS

Name and Title

Gilbert van Hassel — Chief Executive Officer

Mark den Hollander — Director & Chief Risk Officer

Dirk Beggenhout — Director & Chief Operating Officer

Andre van den Heuvel — Director & Chief Marketing Officer

Martin Nijkamp — Director

Mark Weber — Chief Investment Officer

Satish Bapat — Chief Financial Officer

Maaike van Meer — Head of Legal & Compliance

Hieu Giang — Chief Compliance Officer

APPENDIX D:  SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the shares outstanding for the Fund as of the Record Date.

APPENDIX E:  BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

Name and Address of Shareholder(1)	Percentage of the Fund

(1)        This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING EMERGING MARKETS EQUITY DIVIDEND FUND

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Special Meeting of shareholders (the “Special Meeting”) to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on March 12, 2013, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified.

If no specification is made, the proxy will be voted “FOR” the proposal.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.

Your vote is important regardless of the number of shares you own.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature(s) (Joint Owners)	(Please sign in box)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors B.V.	☐	☐	☐

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.